AMENDING AGREEMENT


AMENDING AGREEMENT made the 12th day of September, 2000

B E T W E E N :



                           UPM-KYMMENE CORPORATION,
                           a corporation existing under the laws of Finland ("UPM")

                                     - and -

                           REPAP ENTERPRISES INC.,
                           a corporation existing under the laws of Canada ("Repap").

RECITALS:

A. UPM and Repap have entered into an acquisition agreement made as of August 28, 2000 (the "Acquisition Agreement").

B. The parties wish to amend the Acquisition Agreement on the terms set out herein.



NOW THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties) the parties agree as follows:

1. For the purposes of this Amending Agreement, capitalized terms not otherwise defined in this Amending Agreement shall, unless inconsistent with the context hereof, have the meaning set out in the Acquisition Agreement.

2. Section 1.1 of the Acquisition Agreement is hereby amended by adding the following definition immediately after the definition of "Amalco":

                  ""Amalco Preferred Shares" means the Preferred Shares, Series C and the Preferred Shares, Series F in the capital of Amalco, which will contain the same terms as the Repap Preferred Shares;"

3. The definition of "Amalco Special Shares" in Section 1.1 of the Acquisition Agreement is hereby deleted in its entirety and replaced with the following:

                  ""Amalco Special Shares" means the special shares of Amalco which pursuant to their terms shall be transferred, or deemed to be transferred, to UPM or to a wholly-owned subsidiary of UPM at the Call Price on the Effective Date;"

4. Section 1.1 of the Acquisition Agreement is hereby amended by adding the following definition immediately after the definition of "Business Day":

                  ""Call Price" means Cdn. $0.20 per Amalco Special Share or such greater amount established in accordance with Section 4.6;"

5. Section 1.1 of the Acquisition Agreement is hereby amended by deleting in its entirety the definition of "Redemption Date".

6. Section 1.1 of the Acquisition Agreement is hereby amended by deleting in its entirety the definition of "Redemption Price".

7. Section 3.2(d) of the Acquisition Agreement is hereby deleted in its entirety and replaced with the following:

                  "(d) Necessary Funds. UPM has or has access to the funds necessary to acquire the Amalco Special Shares pursuant to their terms and the Amalco Preferred Shares as contemplated in this Agreement."

8. Section 4.3(h) of the Acquisition Agreement is hereby deleted in its entirety and replaced with the following:

                  "(h) acquire the Amalco Special Shares pursuant to their terms at the Call Price and offer to purchase the Amalco Preferred Shares at their redemption price of Cdn. $25.00 per share on the Effective Date following the completion of the Amalgamation."

9. Section 6.3(3)(c) of the Acquisition Agreement is hereby amended by adding ")" immediately following the word "termination" in such section.

10. Schedule A of the Acquisition Agreement is hereby deleted in its entirety and replaced with Schedule A attached to this Amending Agreement.

11. Schedule C of the Acquisition Agreement is hereby amended by deleting in its entirety the fourth paragraph preceded by a "bullet" under the heading "Canada" and replacing it with the following:

                  "approval of The Toronto Stock Exchange for the listing of the Repap Common Shares issuable upon the exercise of the Option and for the listing of the Amalco Special Shares"

12. All other provisions contained in the Acquisition Agreement and not explicitly amended as provided for herein remain the same and are hereby agreed to be in full force and effect.

13. For greater certainty and without limiting the generality of the foregoing, this Amending Agreement shall terminate at the same time and in the same manner as the Acquisition Agreement terminates as is provided for in Section 6.3 of the Acquisition Agreement.

14. This Amending Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns and no third party shall have any rights hereunder.

15. This Amending Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the date first written above.

                                           UPM-KYMMENE CORPORATION


                                           By:  /s/ Jaakko Palsanen
                                              ----------------------------------
                                              Authorized Signing Officer


                                           By:  /s/ Sakari Lahdelma
                                              ----------------------------------
                                              Authorized Signing Officer


                                           REPAP ENTERPRISES INC.


                                           By:  /s/ Stephen C. Larson
                                              ----------------------------------
                                              Authorized Signing Officer

                                   SCHEDULE A
                             AMALGAMATION AGREEMENT



THIS AMALGAMATION AGREEMENT is made as of o, 2000

BETWEEN:

                           REPAP ENTREPRISES INC.,
                           a corporation existing under the Canada Business Corporations Act

                           ("Repap")

                                     - and -

                           3796477 CANADA INC.,
                           a corporation incorporated under the Canada Business Corporations Act

                           ("Acquireco").



RECITALS:

A. Repap and Acquireco have agreed to amalgamate pursuant to the Canada Business Corporations Act and upon the terms and conditions set forth in this Agreement;

B.       The  authorized  capital of Repap  consists of an  unlimited  number of
         Repap Common Shares and an unlimited number of Preferred Shares of which, as of the date hereof, there are 743,960,637 Repap Common Shares (and no more) and 240,000 Preferred Shares, Series C and 400,000 Preferred Shares, Series F (and no more) and no Preferred Shares of any other series, issued and outstanding;

C. The authorized capital of Acquireco consists of an unlimited number of common shares; and

D.       It is desirable that this amalgamation be effected.

         NOW THEREFORE in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.       Interpretation

         In this Agreement:

         "Acquireco Common Shares" means the common shares in the capital of Acquireco;

         "Act" means the Canada Business Corporations Act;

         "Affiliate"  means an affiliated  body corporate  within the meaning of section 1(2) of the Act;

         "Agreement"  means this  amalgamation  agreement,  and the  expressions
         "hereof",  "herein",  "hereto",   "hereunder",   "hereby"  and  similar
         expressions refer to this agreement;

         "Amalco"  means  the   corporation   continuing  as  a  result  of  the
         Amalgamation;

         "Amalco Special Shares" means the special shares in the capital of Amalco having the rights, privileges, restrictions and conditions set forth in Schedule 1;

         "Amalco Preferred Shares" means the preferred shares in the capital of Amalco, issuable in series, having the rights, privileges, restrictions and conditions set forth in Schedule 1;

         "Amalco Preferred Shares, Series C" means the preferred shares, series C in the capital of Amalco having the rights, privileges, restrictions and conditions set forth in Schedule 1;

         "Amalco Preferred Shares, Series F" means the preferred shares, Series F in the capital of Amalco having the rights, privileges, restrictions and conditions set forth in Schedule 1;

         "Amalco Special Shares" means the special shares in the capital of Amalco having the rights, privileges, restrictions and conditions set forth in Schedule 1;

         "Amalgamating Corporations" means Repap and Acquireco;

         "Amalgamation" means the amalgamation of the Amalgamating Corporations as contemplated in this Agreement;

         "Business Day" means any day on which commercial banks are generally open for business in Toronto, Ontario and Helsinki, Finland other than a Saturday, a Sunday or a day observed as a holiday in Toronto, Ontario or in Helsinki, Finland under applicable laws;

         "Dissenting Shareholder" means a registered holder of Repap Shares who, in connection with the special resolution of the shareholders which approves and adopts this Agreement, has exercised the right to dissent under section 190 of the Act in compliance with the provisions thereof and thereby becomes entitled to receive the fair value of his or her Repap Shares;

         "Effective   Date"  means  the  date  shown  on  the   certificate   of
         amalgamation to be issued by the Director under the Act giving effect to the Amalgamation;

         "Record Date" means the record date for the Meeting;

         "Redemption Consideration" means Cdn. $.20  per Amalco Special Share;

         "Redemption Date" means the Effective Date;

         "Repap Common Shares" means the common shares in the capital of Repap;

         "Repap Meeting" means the special meeting of Repap shareholders to be held to consider the approval of the special resolution which approves and adopts this Agreement;

         "Repap Preferred Shares, Series C" means the preferred shares, series C in the capital of Repap ;

         "Repap Preferred Shares, Series F" means the preferred shares, series F in the capital of Repap; and

         "Repap Shares" means the Repap Common Shares, Repap Preferred Shares, Series C and Repap Preferred Shares, Series F.

         Words and phrases used but not defined in this Agreement and defined in the Act shall have the same meaning in this Agreement as in the Act unless the context or subject matter otherwise requires.

2.       Agreement to Amalgamate

         The Amalgamating Corporations hereby agree to amalgamate as of the Effective Date and to continue as one corporation on the terms and conditions set out in this Agreement.

3.       Name

         The name of Amalco shall be 3796477 Canada Inc.

4.       Registered Office

         The registered office of Amalco shall be c/o Osler, Hoskin & Harcourt LLP, P.O. Box 50, 1 First Canadian Place, Toronto, Ontario, M5X 1B8.

5.       Authorized Capital

         Amalco shall be authorized to issue an unlimited number of Amalco Common Shares, an unlimited number of Amalco Special Shares and an unlimited number of Amalco Preferred Shares, issuable in series. The rights, privileges, restrictions and conditions attaching to each class of shares of Amalco shall be as described in Schedule 1 to this Agreement.

6.       Private Company Restrictions

         Effective immediately upon UPM-Kymmene Corporation becoming the sole holder of shares of Amalco:

         (a) the right to transfer shares of Amalco shall be restricted in that no share shall be transferred except with the consent of the board of directors of Amalco, to be expressed either by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors; and

         (b) the number of shareholders of Amalco, exclusive of persons who are in its employment or the employment of an affiliate and exclusive of persons who, having been formerly in the employment of Amalco were, while in that employment, and have continued after the termination of that employment to be, shareholders of Amalco, shall be limited to not more than fifty. Two or more persons who are the joint registered owners of one of more shares shall be counted as one shareholder.

         (c) Any invitation to the public to subscribe for securities of Amalco is prohibited. For the purposes hereof, the issuance of Amalco Special Shares, Amalco Preferred Shares and Amalco Common Shares upon the Amalgamation shall not constitute an invitation to the public to subscribe for securities of Amalco.

7.       Restrictions on Business

         There shall be no restrictions on the business which Amalco is authorized to carry on.

8.       Number of Directors

         The board of directors of Amalco shall, until otherwise changed in accordance with the Act, consist of a minimum number of one and a maximum number of 5 directors. The number of directors of Amalco shall initially be 3 and the directors of Amalco shall be empowered to determine from time to time the number of directors of Amalco within the said minimum and maximum numbers provided for in the Articles of Amalco, as the same may be amended from time to time.

9.       Initial Directors

         The first directors of Amalco shall be the persons whose names and residential addresses appear below;

         Name              Municipality of Residence           Resident Canadian

         --                    --                                   [yes/no]

         Such directors shall hold office until the next annual meeting of shareholders of Amalco or until their successors are elected or appointed.

10.      By-Laws

         The by-laws of Amalco, until repealed, amended or altered, shall be the by-laws of Repap.

11.      Amalgamation

         On the Effective Date:

         (a) each issued and outstanding Repap Common Share (other than those held by Dissenting Shareholders and other than those held by Acquireco, if any) will be converted into one Amalco Special Share;

         (b) each issued and outstanding Repap Common Share held by Acquireco will be cancelled;

         (c) each issued and outstanding Acquireco Common Share will be converted into one Amalco Common Share;

         (d) each issued and outstanding Repap Preferred Share, Series C will be converted into one Amalco Preferred Share, Series C;

         (e) each issued and outstanding Repap Preferred Share, Series F will be converted into one Amalco Preferred Share, Series F; and

         (f) Dissenting Shareholders will be entitled to be paid the fair value of their Common Shares.

12.      Stated Capital Accounts

         There shall be added to the stated capital account in the accounting records of Amalco maintained for:

         (a) the Amalco Special Shares, an amount equal to the number of Amalco Special Shares issued on the Amalgamation multiplied by Cdn. $.20;

         (b) the Amalco Preferred Shares, Series C, an amount equal to the aggregate stated capital of each Repap Preferred Share, Series C changed into an Amalco Preferred Share, Series C on the Amalgamation;

         (c) the Amalco Preferred Shares, Series F, an amount equal to the aggregate stated capital of each Repap Preferred Share, Series F changed into an Amalco Preferred Share, Series F on the Amalgamation; and

         (d) the Amalco Common Shares, an amount equal to the amount by which the aggregate stated capital attributable to the Repap Common Shares (other than those held by Acquireco or any Affiliate, if any) and the Acquireco Common Shares exceeds the amount added to the stated capital account maintained for the Amalco Special Shares in accordance with this section.

         The amount of stated capital  attributable  to the Amalco Common Shares
shall  be  adjusted  to  reflect   payments  that  may  be  made  to  Dissenting
Shareholders.

13.      Share Certificates

         No certificates shall be issued in respect of the Amalco Special Shares and such shares shall be evidenced by the certificates representing Repap Common Shares. No certificates shall be issued in respect of the Amalco Preferred Shares, Series C or the Amalco Preferred Shares, Series F and such shares shall be evidenced by certificates representing Repap Preferred Shares, Series C and Repap Preferred Shares, Series F respectively.

14.      Contribution of Assets

         Each of Repap and Acquireco shall contribute to Amalco all its assets, subject to its liabilities, as such exist immediately before the Effective Date.

15.      Property of Amalco

         Amalco shall posses all the property, rights, privileges and franchises and shall be subject to all the liabilities, contracts, disabilities and debts of each of the Amalgamating Corporations as such exist immediately before the Effective Date.

16.      Rights of Creditors

         All rights of creditors against property, rights and assets of each of the Amalgamating Corporations and all liens upon their property, rights and assets shall be unimpaired by the Amalgamation and all debts, contracts, liabilities and duties of each of the Amalgamating Corporations shall thenceforth attach to Amalco and may be enforced against it.

17.      General Conditions Precedent

         The respective obligations of the parties hereto to consummate the transactions contemplated hereby, and in particular the Amalgamation, are subject to the satisfaction, on or before the Effective Date, of the following conditions any of which may be waived by the mutual consent of such parties without prejudice to their rights to rely on any other or others of such conditions:

         (a) this Agreement and the transactions contemplated hereby, including in particular the Amalgamation, shall have been approved by:

                  (i)      the common shareholder of Acquireco; and

                  (ii) not less than two-thirds of the votes cast by the holders of Repap Shares who, being entitled to do so, vote in person or by proxy at the Repap Meeting in accordance with the provisions of the Act and in accordance with other applicable regulatory requirements; and

         (b) there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement, including, without limitation, the Amalgamation.

18.      Termination

         This Agreement may, prior to the issuance of a certificate of Amalgamation, be terminated by the board of directors of Repap or Acquireco notwithstanding the approval thereof by the shareholders of Repap and Acquireco.

19.      Dissenting Shareholders

         Repap Shares which are held by a Dissenting Shareholder shall not be converted into Amalco Special Shares. However, in the event that a holder of Repap Shares fails to perfect or effectively withdraws such shareholder's claim under section 190 of the Act or forfeits such shareholder's rights to make a claim under section 190 of the Act or his rights as a shareholder of Repap are otherwise reinstated, (i) such shareholder's Repap Common Shares shall thereupon be deemed to have been converted as of the Effective Date into Amalco Special Shares, (ii) such shareholder's Repap Preferred Shares, Series C shall thereupon be deemed to have been converted as of the Effective Date into Amalco Preferred Shares, Series C and (iii) such shareholder's Repap Preferred Shares, Series F shall thereupon be deemed to have been converted as of the Effective Date into Amalco Preferred Shares, Series F, in each case, on the basis set forth in paragraph 11 hereof.

20.      Filing Documents

         Upon the shareholders of each of the Amalgamating Corporations approving this Agreement by special resolution in accordance with the Act and subject to the other provisions of this Agreement, the Amalgamating Corporations shall jointly file with the Director under the Act articles of amalgamation and such other documents as may be required.

21.      Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

22.      Counterparts

         This Agreement may be signed in counterparts and each such counterpart shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties have executed this Agreement.


                                           REPAP ENTERPRISES INC.


                                           By:
                                              ----------------------------------
                                              Authorized Signing Officer


                                           3796477 CANADA INC.


                                           By:
                                              ----------------------------------
                                              Authorized Signing Officer